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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 17, 2004 relating to the consolidated financial statements and financial statement schedule, which appear in FormFactor, Inc.'s Annual Report on Form 10-K for the year ended December 27, 2003.

/s/ PricewaterhouseCoopers LLP

San Jose, California
April 30, 2004